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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) January 9, 2001
                                                      --------------------------


                               CORVIS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             0-30989                                   52-2041343
-----------------------------------     ----------------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)



  7015 Albert Einstein Drive, Columbia, Maryland             21046-9400
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     (Address of Principal Executive Offices)                (Zip Code)


                                 (443) 259-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Financial Statements and Exhibits.

     A list of exhibits filed herewith is contained on the Index to Exhibits which immediately precedes such exhibits, and is hereby incorporated by reference.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORVIS CORPORATION



Dated: January 16, 2001               /s/ Timothy C. Dec
                                      -------------------
                                      By: Timothy C. Dec
                                      Its: Chief Accounting Officer and
                                            Corporate Controller
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                               INDEX TO EXHIBITS


Exhibit No.                         Description
-----------                         -----------
   10.1* Amendment No. 3 to Procurement Agreement between Williams Communications, LLC and Corvis Corporation dated January 9, 2001

   99.1       Press release issued on January 16, 2001



___________________
*Confidential treatment requested for portions of this exhibit. The information with respect to which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.